                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                               Distribution Date: 4/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,154,440.00
            Class B Note Interest Requirement                       119,832.22
            Class C Note Interest Requirement                       215,915.00
                      Total                                       1,490,187.22

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.98167
            Class B Note Interest Requirement                          1.22278
            Class C Note Interest Requirement                          1.71361

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,176,000,000
            Class B Note Principal Balance                          98,000,000
            Class C Note Principal Balance                         126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                                    By:
                                                        --------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President


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